Exhibit 21.1

Diamond s shipping inc.

Subsidiaries
APRIL 30, 2019

NAME	STATE OR JURISDICTION OF ORGANIZATION
Miltiadis M II Carriers Corp. (f/k/a Cooper Consultants Co.)	Republic of the Marshall Islands
Aias Carriers Corp.	Republic of Liberia
Amoreux Carriers Corp.	Republic of Liberia
Asterias Crude Carrier S.A.	Republic of the Marshall Islands
Navarro International S.A.	Republic of the Marshall Islands
Sorrel Shipmanagement Inc.	Republic of the Marshall Islands
Wind Dancer Shipping Inc.	Republic of the Marshall Islands
Belerion Maritime Co.	Republic of the Marshall Islands
Adrian Shipholding Inc.	Republic of the Marshall Islands
Titanas Product Carrier S.A.	Republic of Liberia
Isiodos Product Carrier S.A.	Republic of Liberia
Iason Product Carrier S.A.	Republic of Liberia
Filonikis Product Carrier S.A.	Republic of Liberia
Iraklitos Shipping Company	Republic of the Marshall Islands
Canvey Shipmanagement Co.	Republic of the Marshall Islands
Apollonas Shipping Company	Republic of the Marshall Islands
Epicurus Shipping Company	Republic of the Marshall Islands
Splendor Shipholding S.A.	Republic of the Marshall Islands
Lorenzo Shipmanagement Inc.	Republic of the Marshall Islands
Laredo Maritime Inc.	Republic of the Marshall Islands
Shipping Rider Co.	Republic of the Marshall Islands
Polarwind Maritime S.A.	Republic of the Marshall Islands
Centurion Navigation Limited	Republic of the Marshall Islands
Tempest Maritime Inc.	Republic of the Marshall Islands
Carnation Shipping Company	Republic of the Marshall Islands
Diamond S Management (Singapore) Pte. Ltd.	Republic of Singapore
Diamond Anglo Ship Management (Singapore) Pte. Ltd.	Republic of Singapore
Heroic Andromeda Inc.	Republic of Liberia
Heroic Aquarius Inc.	Republic of Liberia
Heroic Auriga Inc.	Republic of Liberia
Heroic Avenir Inc.	Republic of Liberia
Heroic Bootes Inc.	Republic of Liberia
Heroic Corona Borealis Inc.	Republic of Liberia
Heroic Equuleus Inc.	Republic of Liberia
Heroic Gaea Inc.	Republic of Liberia
Heroic Hera Inc.	Republic of Liberia
Heroic Hercules Inc.	Republic of Liberia
Heroic Hologium Inc.	Republic of Liberia
Heroic Hydra Inc.	Republic of Liberia
Heroic Leo Inc.	Republic of Liberia
Heroic Libra Inc.	Republic of Liberia
Heroic Lyra Inc.	Republic of Liberia
Heroic Octans Inc.	Republic of Liberia
Heroic Pegasus Inc.	Republic of Liberia

NAME	STATE OR JURISDICTION OF ORGANIZATION
Heroic Perseus Inc.	Republic of Liberia
Heroic Pisces Inc.	Republic of Liberia
Heroic Rhea Inc.	Republic of Liberia
Heroic Sagittarius Inc.	Republic of Liberia
Heroic Scorpio Inc.	Republic of Liberia
Heroic Scutum Inc..	Republic of Liberia
Heroic Serena Inc.	Republic of Liberia
Heroic Tucana Inc.	Republic of Liberia
Heroic Uranus Inc.	Republic of Liberia
Heroic Virgo Inc.	Republic of Liberia
White Boxwood Shipping S.A.	Republic of Liberia
White Holly Shipping S.A.	Republic of Liberia
White Hydrangea Shipping S.A.	Republic of Liberia
Diamond S Management LLC	Republic of the Marshall Islands
Diamond S Shipping II LLC	Republic of the Marshall Islands
Diamond S Shipping III LLC	Republic of the Marshall Islands
DSS 1 LLC	Republic of the Marshall Islands
DSS 2 LLC	Republic of the Marshall Islands
DSS 3 LLC	Republic of the Marshall Islands
DSS 4 LLC	Republic of the Marshall Islands
DSS 5 LLC	Republic of the Marshall Islands
DSS 6 LLC	Republic of the Marshall Islands
DSS 7 LLC	Republic of the Marshall Islands
DSS 8 LLC	Republic of the Marshall Islands
DSS A LLC	Republic of the Marshall Islands
DSS B LLC	Republic of the Marshall Islands
DSS C LLC	Republic of the Marshall Islands
DSS D LLC	Republic of the Marshall Islands
DSS Suez JV LLC	Republic of the Marshall Islands
DSS Vessel II, LLC	Republic of the Marshall Islands
DSS Vessel III LLC	Republic of the Marshall Islands
DSS Vessel IV LLC	Republic of the Marshall Islands
DSS Vessel LLC	Republic of the Marshall Islands
NT Suez GP LLC	Republic of the Marshall Islands
NT Suez Holdco LLC	Republic of the Marshall Islands
NT Suez One LLC	Republic of the Marshall Islands
NT Suez Two LLC	Republic of the Marshall Islands
CVI Atlantic Breeze, LLC	United States, Delaware
CVI Citron, LLC	United States, Delaware
DSS Citrus LLC	Republic of the Marshall Islands
Diamond S Management LLC	United States, Delaware